PURCHASE AGREEMENT

Between

AMERICAN BONANZA GOLD CORP.

and

BALMORAL RESOURCES LTD.

Made as of November 3, 2010

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TABLE OF CONTENTS
(continued)

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PURCHASE AGREEMENT

THIS AGREEMENT is made as of November 3, 2010 (the “Execution Date”)

BETWEEN:

AMERICAN BONANZA GOLD CORP., a corporation incorporated and existing under the laws of British Columbia and having its head office at 305 – 675 West Hastings Street, Vancouver, British Columbia V6B 1N2

(“American Bonanza”)

AND:	BALMORAL RESOURCES LTD., a corporation incorporated and existing under the laws of British Columbia and having its head office at #1920 – 1188 West Georgia Street, Vancouver, British Columbia, V6E 4A2

(“Balmoral”)

WHEREAS the parties hereto (“Parties” and individually, a “Party”) executed a Letter of Offer agreement dated August 25, 2010, as amended October 28, 2010 (the “LO”) with respect to the purchase by Balmoral and the sale from American Bonanza of American Bonanza’s right, title and interest in and to the Mining Claims (the “Purchased Interest”) forming part of the Québec Property (as defined herein) and the Ontario Property (as defined herein) and wish to give effect to the purchase and sale on the terms and subject to the conditions set forth herein:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement, unless something in the subject matter or context is inconsistent therewith:

“Agreement” means this agreement, its Schedules and all amendments made hereto by written agreement between the Parties, if any;

“Applicable Law” means any and all laws, statutes, regulations, ordinances, rules, guidelines, policies, notices, orders and directions or other requirements of any Government Agency applicable to the Parties or the Transaction or the Purchased Interest;

“Business Day” means a day, other than a Saturday, Sunday or statutory holiday, on which banks are open for business during normal business hours in Montreal, Québec; Toronto, Ontario and Vancouver, British Columbia;

“Claims” means all losses, damages, expenses, liabilities (whether accrued, actual, contingent, latent or otherwise), claims, rights or causes of action and demands of whatever nature or kind, including, without limitation, reasonable and documented legal fees, and other expenses incurred in defending against litigation, either threatened or pending and other professional fees and costs relating thereto;

“Cyprus Waiver” means the Letter dated September 1, 2010 addressed to American Bonanza by Cyprus Canada Inc. waiving its rights of first refusal under Section 6.4 of the Exploration Agreement with Option to Purchase dated July 17, 1998 between Cyprus Canada Inc. and International Taurus Resources Inc., a copy of which is attached hereto as Schedule "O";

“Effective Date” means the date Balmoral receives final TSX-V Approval;

“Existing Royalties and Rights” includes the royalties and rights set forth in Schedule "P" hereof;

“Government Agency” means any present government or governmental, quasi governmental, administrative, fiscal, or judicial body, department, commission, authority, tribunal, agency or entity;

“Ontario Property” means the five active mining claims, known as the Schreiber Claims, located in the Township of Priske, Thunder Bay Mining Division, as described in Schedule "N" hereto;

“Mining Claims” means all of the mining claims, concessions or other interests constituting the Québec Property and the Ontario Property as set forth herein;

“Permitted Encumbrances” means:

(i)	the Existing Rights and Royalties;

(ii)	the reservations, limitations, exceptions, provisos and conditions expressed in the Mining Claims and the statutory exceptions to title of the Mining Claims;

(iii)

statutory rights of way for, or reservations or rights of others relating to sewers, water lines, gas lines, pipelines, electric lines, telegraph and telephone lines and other similar products or services pertaining to the Mining Claims, provided such rights are prescribed by applicable legislation;

(iv)	zoning by-laws, ordinances or other restrictions as to the use of real property; and

(v)	unregistered rights held by First Nations peoples, including hunting, fishing and trapping rights;

“Pooling Agreement” means the pooling agreement to be entered into between Balmoral and American Bonanza in the form attached as Schedule “S” hereto;

“Purchased Interest” means all (100%) of American Bonanza’s right, title and interest in and to the Mining Claims;

“Purchase Price” has the meaning set out in Section 2.2;

“Québec Property” means the mining property comprised of:

(i)	four (4) Mining Claims, known as the BAPST Claims, situated in the Township of Bapst, in the Province of Québec, as more fully described in Schedule "A";

(ii)

four hundred and thirty four (434) Mining Claims, known as the Fénélon A Claims, situated in the Townships of Fénélon, Caumont, Gaudet and Jérémie, Province of Québec, as more fully described in Schedule "B";

(iii)

a Mining Lease bearing number 864, situated in the Township of Fénélon, Province of Québec, together with all improvements therein erected and forming part of the Québec Property, as more fully described in Schedule "C";

(iv)	Fifty six (56) Mining Claims, known as the Fénélon Ext. Claims, situated in the Townships of Fénélon and Gaudet, Province of Québec, as more fully described in Schedule "D";

(v)	Fourteen (14) Mining Claims, known as the Gaudet A Claims, situated in the Townships of Fénélon and Gaudet, Province of Québec, as more fully described in Schedule "E";

(vi)	Six (6) Mining Claims, known as the Gaudet C Claims, situated in the Township of Gaudet, Province of Québec, as more fully described in Schedule "F";

(vii)	Seventy six (76) Mining Claims, known as La Martinière Claims, situated in the Township of La Martinière, Province of Québec, as more fully described in Schedule "G";

(viii)	Twenty four (24) Mining Claims, known as Martigny A Claims, situated in the Townships of Martigny and La Martinière, Province of Québec, as more fully described in Schedule "H";

(ix)	Twenty one (21) Mining Claims, known as La Martinière C Claims, situated in the Townships of La Martinière and Lanouiller, Province of Québec, as more fully described in Schedule "I";

(x)	Eighty (80) Mining Claims, known as La Martinière D Claims, situated in the Townships of La Martinière and Lanouiller, Province of Québec, as more fully described in Schedule "J";

(xi)	Seventy five (75) Mining Claims, known as La Martinière D Ext. Claims, situated in the Townships of La Martinière and Lanouiller, Province of Québec, as more fully described in Schedule "K";

(xii)	One hundred and thirteen (113) Mining Claims, known as Northway Claims, situated in the Township of Noyon, Province of Québec, as more fully described in Schedule "L"; and

(xiii)	One hundred and fourteen (114) Mining Claims, known as Noyon Claims, situated in the Township of Noyon, Province of Québec, as more fully described in Schedule "M";

“Transaction” means the transaction of purchase and sale of the Purchased Interest contemplated herein;

“TSX-V” means the TSX Venture Exchange;

“TSX Approvals” means all of the final approvals required by Balmoral of the TSX-V and/or American Bonanza of the Toronto Stock Exchange for the transactions contemplated in this Agreement, including, but not limited to, the issue of the Balmoral Shares to American Bonanza; and

“Website Materials” means all the website content relating to the Purchased Interest as disclosed on American Bonanza’s website at www.americanbonanza.com as at the Effective Date.

1.2	Headings

The division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms “this Agreement”, “hereof’, “hereunder” and similar expressions refer to this Agreement and not to any particular article, section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to articles and sections are to articles and sections of this Agreement.

1.3	Extended Meanings

In this Agreement, words importing the singular number only include the plural and vice versa, words importing gender include all genders and words importing persons include individuals. partnerships, associations, trusts, unincorporated organizations, corporations, states, governments and governmental entities. Any reference to books, records or other information means books, records or other information in any form including paper, electronically shared data, magnetic media, film or microfilm.

1.4	Schedules

The following are the Schedules annexed hereto and incorporated herein by reference and deemed to be part hereof:

Schedule A	–	BAPST Claims

Schedule B	–	Fénélon A Claims

Schedule C	–	Mining Lease bearing number 864

Schedule D	–	Fénélon Ext. Claims

Schedule E	–	Gaudet A Claims

Schedule F	–	Gaudet C Claims

Schedule G	–	La Martinière Claims

Schedule H	–	Martigny A Claims

Schedule I	–	La Martinière C Claims

Schedule J	–	La Martinière D Claims

Schedule K	–	La Martinière D Ext. Claims

Schedule L	–	Northway Claims

Schedule M	–	Noyon Claims

Schedule N	–	Ontario Property

Schedule O	–	Cyprus Waiver

Schedule P	–	Existing Royalties and Rights

Schedule Q	–	Mining Rights Transfer Application for registration purposes in the Public Register of Real and Immoveable Mining Rights of the Ministère des Ressources naturelles et de la Faune, Province of Québec

Schedule R	–	Pooling Agreement

2.	PURCHASE AND SALE

2.1	Purchased Assets

American Bonanza hereby sells to Balmoral and Balmoral hereby purchases from American Bonanza, effective as at the Effective Date:

(a) the Purchased Interest; and

(b) the Website Materials,

upon and subject to the terms and conditions hereof.

The parties covenant and agree to cooperate to obtain all TSX Approvals as soon as reasonably practicable following the Execution Date.

2.2	Purchase Price

The Purchase Price payable by Balmoral to American Bonanza is Three Million Seven Hundred Thousand dollars ($3,700,000) and the issuance and delivery to American Bonanza of Four Million Five Hundred Thousand (4,500,000) Common Shares from the share capital of Balmoral, such Common Shares to be free-trading and approved for listing on the TSX-V, subject to no more than a four month hold period.

2.3	Adjustments

The Parties hereby agree to make no adjustment whatsoever to the Purchase Price.

2.4	Elections

Balmoral and American Bonanza will concurrently with the execution of this Agreement, jointly execute elections, in prescribed form and containing the prescribed information, to have subsection 167(1.1) of the Excise Tax Act (Canada) and Section 75.1 of An Act respecting the Québec sales tax (Québec) apply to the sale and purchase of the Assets hereunder. Balmoral will file such elections with the Minister of National Revenue and the Québec Ministry of Revenue within the times and in the forms prescribed by the Excise Tax Act (Canada) and An Act respecting the Québec sales tax (Québec), respectively, and provide American Bonanza within one (1) month of the filing of such elections with a photocopy of GST Form 44 as will have been filed by registered mail to the Québec Ministry of Revenue.

2.5	Assumption of Obligations and Liabilities

Balmoral will assume, fulfill and perform all of the obligations and liabilities of American Bonanza in relation to ownership or control of the Purchased Interest as at the Effective Date under all contracts and commitments of American Bonanza related to the Purchased Interest including the Existing Royalties and Rights and American Bonanza’s obligations under the Exploration Agreement with Option to Purchase dated July 17, 1998 between Cyprus Canada Inc. and International Taurus Resources Inc., as amended.

3.	REPRESENTATIONS AND WARRANTIES

3.1	Representations and Warranties of American Bonanza

American Bonanza hereby represents and warrants to Balmoral as follows:

(a)

it is a body corporate duly organized, validly in existence and qualified to conduct business wherever necessary to perform this Agreement; it has the corporate power and authority to own its property and conduct its business as presently conducted by it;

(b)

it has the capacity to enter into and to perform its obligations under this Agreement and the Transaction; all the corporate or other action required to be taken in order to permit American Bonanza to enter into and perform its obligations under this Agreement have been properly and validly taken; and all approvals, if any, required to be obtained for such purposes have been obtained and remain in effect;

(c)

it shall not breach any other agreement or arrangement by entering into or performing this Agreement and is not in material breach of any such other agreement or arrangement pertaining to the Purchased Interest;

	(d)	this Agreement has been duly executed and delivered by it and is valid, binding and enforceable against it in accordance with its terms;

(e)

it has a good and marketable title in and to the Purchased Interest, free of any lien, encumbrance, security interest or right of others whatsoever other than the Permitted Encumbrances, and it has exclusive possession and control thereof;

	(f)	the Mining Claims set forth in the schedules to this Agreement are all of the Mining Claims comprising the Québec Property and the Ontario Property in which American Bonanza has an interest;

(g)

it has not performed any act to alienate or encumber the Purchased Interest, nor has it omitted to perform any act that would be required to be performed by it to keep the Purchased Interest in good standing;

(h)

it has not granted any other person any agreement or other right to acquire the Purchased Interest or any portion thereof which is currently outstanding and except for the Existing Royalties and Rights, it has not granted any royalty of whatever nature, or any other right whatsoever in the minerals, or production in connection with the Purchased Interest;

	(i)	it has not entered into, nor it is aware of, any agreements affecting the Purchased Interest except for the Existing Royalties and Rights;

(j)

to the best of its knowledge, there is no claim, suit, action, litigation, arbitration or governmental proceeding in progress, pending or threatened against or relating to, or which prevents or which seeks to prevent the completion of the Transaction;

(k)

American Bonanza has: (i) to the best of its knowledge carried out all work on the Québec Property and the Ontario Property in compliance with all Applicable Laws, including environmental laws, and (ii) American Bonanza has not received any notice of any breach of any such law;

(l)	no case has been commenced or is threatening to be commenced against it under any applicable bankruptcy, insolvency or other similar law of any jurisdiction now or hereafter in effect; and

(m)	American Bonanza is not a non resident person within the meaning of Section 116 of the

Income Tax Act (Canada).

3.2	Representations and Warranties of Balmoral

Balmoral hereby represents and warrants to American Bonanza as follows:

(a)

is a body corporate duly organized, validly in existence and qualified to conduct business wherever necessary to perform this Agreement; it has the corporate power and authority to own its property and conduct its business as presently conducted by it;

(b)

it has the capacity to enter into and to perform its obligations under this Agreement and the Transaction; all corporate or other action required to be taken in order to permit Balmoral to enter into and perform its obligations under this Agreement have been properly and validly taken; and all approvals, if any, required to be obtained for such purposes have been obtained and remain in effect;

(c) it shall not breach any other agreement or arrangement by entering into or performing this Agreement;

(d) this Agreement has been duly executed and delivered by it and is valid, binding and enforceable against it in accordance with its term;

(e)

to the best of its knowledge, there is no claim, suit, action, litigation, arbitration or governmental proceeding in progress, pending or threatened against or relating to Balmoral, or which prevents or which seeks to prevent the completion of the Transaction; and

(f)

since current management of Balmoral assumed management of Balmoral in April 2010, the information and statements set forth on the System for Electronic Document Analysis and Retrieval (SEDAR) is in all material respects, accurate and complete.

Balmoral further acknowledges that the Website Materials will be transferred to Balmoral on on an as is where is basis and that American Bonanza makes no representation as to its truth or accuracy.

3.3	Survival of Representations and Warranties

The representations and warranties set forth in this Article 3 shall be true and correct up to and including the Effective Date.

4.	AMERICAN BONANZA COVENANTS

4.1	Preservation of Information

American Bonanza will as soon as practicable deliver or arrange for delivery to Balmoral all records, including technical and operational reports, surveys, research and other documentation, relating to the Purchased Interest which are in the possession or control of American Bonanza.

4.2	Transfer of Purchased Interest

Upon payment of the Purchase Price by Balmoral to American Bonanza, American Bonanza shall:

(a)

execute such instruments and take such other actions as may be necessary or reasonably requested by Balmoral to vest title to the Purchased Interest in Balmoral. Provided that Balmoral has filed within five business days of delivery by American Bonanza to Balmoral, the transfer application provided for in Schedule "N" and, a Transfer of Unpatented Mining Claims and unpatented mining claims in respect of the Ontario Property, any right, title or interest of American Bonanza in and to the Purchased Interest (or any portion thereof) that shall not have passed to Balmoral shall be held by American Bonanza in trust and as mandatory for Balmoral and American Bonanza shall transfer and assign the same, and take any other action with respect thereto, as Balmoral may request, acting reasonably; provided that American Bonanza shall not be required to take any action under this Section 4.2 which would result in the breach of any Applicable Laws, and provided that American Bonanza shall have no obligation to maintain any mining claims in good standing or, except as otherwise provided herein, preserve in any manner the Purchased Interest. Without limiting the generality of the foregoing, the Parties have executed concurrently with this agreement: (i) a Mining Rights Transfer Application as to all the mining titles related to the Québec Property, copy of which is attached hereto as Schedule “Q” Balmoral being authorized to file at its costs said Mining Rights Transfer Application with the “Ministère des Ressources naturelles et de la Faune” (MRNF), (Québec); (ii) a Transfer of Unpatented Mining Claims as to all the unpatented mining claims related to the Ontario Property, Balmoral being authorized to file, at its costs, the Transfer of Unpatented Mining Claims with the Ministry of Northern Development and Mines (Ontario); and (iii) an acknowledgement and direction authorizing registration of an electronic Transfer Deed of Land as to all of the patented mining claims related to the Ontario Property, Balmoral being authorized to register, at its own cost, said transfer; and

(b) assist Balmoral, as may be reasonably requested by Balmoral, to transfer the Website Material to Balmoral.

4.3	Pooling Agreement

Upon payment of the Purchase Price by Balmoral to American Bonanza, American Bonanza will enter into the Pooling Agreement with Balmoral in the form attached as Schedule S.

5.	BALMORAL COVENANTS

5.1	Environmental liabilities, reclamation and rehabilitation obligations

Balmoral does hereby covenant and agree that, from and after the Effective Date, Balmoral shall assume and be solely responsible for all reclamation, restoration and rehabilitation obligations in respect of the Purchased Interest and in respect of the operation and ultimate closure of any mine on the Purchased Interest, in particular, without limiting the generality of the foregoing, all of American Bonanza’s reclamation, restoration and rehabilitation obligations in respect of the Mining Lease forming part of the Québec Property, arising from the Mining Act (Québec) and the Environmental Quality Act (Québec).

6.	INDEMNIFICATION AND OTHER REMEDIES

6.1	Indemnities

The Parties hereby agree to provide for the following indemnities:

(a)

American Bonanza hereby agrees to indemnify and save Balmoral harmless from and against any Claims arising out of or based upon any breach by American Bonanza of any material representation, warranty, covenant or agreement made by American Bonanza in this Agreement; and

(b) Balmoral hereby agrees to indemnify and save American Bonanza harmless against any Claims arising out of or based upon:

(i) any breach by Balmoral of any material representation, warranty, covenant or agreement made by Balmoral in this Agreement; and

(ii) provided that the Website Materials are removed from American Bonanza’s website, Balmoral’s use of the Website Materials.

6.2	Adverse Intervening Entries

American Bonanza shall indemnify and hold Balmoral harmless from and against any and all Claims in respect of, as a result of, or arising out of, registrations or filings at the applicable land register, with the Ministère des Ressources naturelles, or with the Ministry of Northern Development and Mines (Ontario) adverse in interest to Balmoral's title in and to the Purchased Interest or any material part thereof and intervening between the Effective Date and the date of delivery by American Bonanza to Balmoral of signed instruments of transfer as required by Ministère des Ressources naturelles and the Ministry of Northern Development and Mines (Ontario) to effect the transfer of the Purchased Interest from American Bonanza to Balmoral.

6.3	Sales Taxes

Balmoral shall indemnify and hold American Bonanza harmless from and against any and all Claims (including interest and penalties) in respect of, as a result of or arising out of any breach by Balmoral of its obligations under Section 2.5 hereof or as a result of any invalidity or alleged invalidity of the Balmoral elections referred to therein.

6.4	No Consequential Damages

Neither Party shall have any liability or responsibility for or in respect of any indirect or consequential damages incurred by the other Party, as a result of any Claim against such first Party, as applicable, for the breach of any covenant, representation, warranty or agreement of such first Party contained in this Agreement.

7.	CONFIDENTIALITY AND PUBLIC ANNOUNCEMENTS

7.1	General

Until the Effective Date, the terms of this Agreement and all information obtained in connection with the performance of this Agreement, including information relating to the Purchased Interest, (collectively, the “Confidential Information”), shall, as between the Parties, be the exclusive property of the Party providing such information and, except as provided in Section 7.2, shall not be disclosed directly or indirectly, by any Party (the “Disclosing Party”) to any third party or the public until the Effective Date without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

7.2	Exceptions

The consent required by Section 7.1 shall not apply to a disclosure:

(a) to an Affiliate, consultant, contractor or subcontractor, financial institution, director, officer or employee that has a bona fide need to be informed;

(b) to a governmental authority or to the public which the Disclosing Party believes in good faith is required by Applicable Law or the rules, by laws or policies of any stock exchange.

In any case to which this Section 7.2 is applicable, the Disclosing Party shall give notice to the other Party concurrently with the making of such disclosure. As to any disclosure pursuant to subsection 7.2(a), only such Confidential Information as such third party shall have a legitimate business need to know shall be disclosed and such third party shall first agree in writing to protect the Confidential Information from further disclosure to the same extent as the Parties are obligated under the provisions of this Article 7.

7.3	Use of Confidential Information

Each Party hereby agrees not to use Confidential Information to the detriment of any other Party.

7.4	Disclosure to Employees, Managers or Agents

Each Party shall restrict the disclosure of any and all Confidential Information only to those of its employees, managers or agents as may reasonably need to know and shall advise all such persons of the strict obligations of confidentiality hereunder. Each Party shall further take all such measures as may be necessary to protect the confidential nature of the Confidential Information and shall require its employees, manager or agents to refrain from using the Confidential Information for their own use.

7.5	Public Announcements

The Parties shall use all reasonable efforts to ensure that public announcements or reports (including press releases) by any Party (the “Reporting Party”) of any information relating to this Agreement or the Purchased Interest (whether given to stock exchanges or otherwise) shall be made on the basis of agreed texts approved in good faith in advance of issuance by the other Party. The Reporting Party accordingly agrees with the other Party that it shall, in advance of reporting to a stock exchange or to other authorities having jurisdiction, or in other similar circumstances, endeavour to advise the other Party of the text of the proposed report and provide the other party with the opportunity to make comments upon and changes to the form and content thereof before the same is issued. Such comments or changes, as the case may be, shall be communicated to the Reporting Party within a reasonable time having due regard to the urgency of the announcement but, in any event, not later than twenty four (24) hours after its communication to the other Party.

7.6	Duration of Confidentiality

The provisions of Section 7.5 shall terminate upon the earlier of completion of the purchase and sale of the Purchased Interest and the Termination of this Agreement, and the balance of this Article 7 shall terminate two years following the date first above written.

8.	GENERAL

8.1	Benefit of the Agreement

This Agreement will enure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties.

8.2	Assignment

Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any Party without the prior written consent of the other Party.

8.3	Amendments

No modification of or amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by all of the Parties and no waiver of any breach of any term or provision of this Agreement will be effective or binding unless made in writing and signed by the Party purporting to give the same and, unless otherwise provided, will be limited to the specific breach waived.

8.4	Waiver

No failure on the part of any Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

8.5	Entire Agreement

This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the Parties with respect thereto, including the LO. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory between the parties in respect of the subject matter hereof other than as expressly set forth in this Agreement including, without limitation, the LO. In the event of any conflict between this Agreement and the Schedules attached hereto, the terms and conditions of this Agreement shall prevail and govern.

8.6	Severability

If any term, part or provision of this Agreement is declared unenforceable, illegal or in conflict with any laws to which this Agreement and the Transaction are subject, such term, part or provision shall be considered severed from this Agreement, the remaining portions thereof shall not be affected and this Agreement shall be construed and enforced as if it did not contain that term, part or provision.

8.7	Further Assurances

Each Party will from time to time execute and deliver all such further documents and instruments and do all such acts and things as the other Party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement and more particularly, without limiting the generality of the foregoing, the Parties have executed concurrently with this Agreement, a Mining Rights Transfer Application for registration purposes in the Register of the

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Real Rights of State Resource Development of the Registry Division of Abitibi, Province of Québec, copy of which is attached hereto as Schedule "Q".

8.8 Expenses

Each Party shall pay its own fees and expenses and those of its representatives incurred in connection with (i) the preparation, negotiation, execution and delivery of the LO, this Agreement and any other agreements or documents required to consummate the Transaction, and (ii) the closing of the Transaction and the preparation, completion, delivery and execution of any other documents, opinions or valuations related thereto. If the description of the immoveable property subject to mining surface leases or mining concessions is insufficient for purposes of registration in the respective mining or land registry, Balmoral alone shall be liable for such costs and expenses as may be required to render the description sufficient for registration.

8.9 Governing Law

This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein, subject to application of the laws of the Province of Québec or the laws of the Province of Ontario in respect of the Québec Property or the Ontario Property, as the case may be, and the real rights related thereto. All Parties hereto hereby attorn to the jurisdiction of the Supreme Court of British Columbia in Vancouver in all litigious matters relating to this Agreement.

8.10 Counterparts

V36776\MTL_LAW\ 1571752\9

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Real Rights of State Resource Development of the Registry Division of Abitibi, Province of Québec, copy of which is attached hereto as Schedule "Q".

8.8 Expenses

Each Party shall pay its own fees and expenses and those of its representatives incurred in connection with (i) the preparation, negotiation, execution and delivery of the LO, this Agreement and any other agreements or documents required to consummate the Transaction, and (ii) the closing of the Transaction and the preparation, completion, delivery and execution of any other documents, opinions or valuations related thereto. If the description of the immoveable property subject to mining surface leases or mining concessions is insufficient for purposes of registration in the respective mining or land registry, Balmoral alone shall be liable for such costs and expenses as may be required to render the description sufficient for registration.

8.9 Governing Law

This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein, subject to application of the laws of the Province of Québec or the laws of the Province of Ontario in respect of the Québec Property or the Ontario Property, as the case may be, and the real rights related thereto. All Parties hereto hereby attorn to the jurisdiction of the Supreme Court of British Columbia in Vancouver in all litigious matters relating to this Agreement.

8.10 Counterparts

AMERICAN BONANZA GOLD CORP.	**BALMORAL RESOURCES LTD.**
Per: ______________________	Per: [signature] ______________________
Duly Authorized Officer	Duly Authorized Officer
	Darin Wagner President and CEO

V36776\MTL_LAW\ 1571752\9

SCHEDULE "A"

BAPST CLAIMS

PROPERTY	TYPE	CLAIM	RECORD NAME

BAPST	CL	5263029	AMERICAN BONANZA
BAPST	CL	5263030	AMERICAN BONANZA
BAPST	CL	5263032	AMERICAN BONANZA
BAPST	CL	5263033	AMERICAN BONANZA

TOTAL:		4

SCHEDULE "B"

FÉNÉLON A CLAIMS

PROPERTY	TYPE	CLAIM	RECORD NAME

FENELON A	CL	4443191	AMERICAN BONANZA
FENELON A	CL	4443192	AMERICAN BONANZA
FENELON A	CL	4443194	AMERICAN BONANZA
FENELON A	CL	444319A	AMERICAN BONANZA
FENELON A	CL	444319B	AMERICAN BONANZA
FENELON A	CL	4443202	AMERICAN BONANZA
FENELON A	CL	4443204	AMERICAN BONANZA
FENELON A	CL	4443205	AMERICAN BONANZA
FENELON A	CL	444321A	AMERICAN BONANZA
FENELON A	CL	444321B	AMERICAN BONANZA
FENELON A	CL	5009061	AMERICAN BONANZA
FENELON A	CL	5009062	AMERICAN BONANZA
FENELON A	CL	5009063	AMERICAN BONANZA
FENELON A	CL	5009240	AMERICAN BONANZA
FENELON A	CL	5009250	AMERICAN BONANZA
FENELON A	CL	5009749	AMERICAN BONANZA
FENELON A	CL	5009769	AMERICAN BONANZA
FENELON A	CL	5009770	AMERICAN BONANZA
FENELON A	CL	5009806	AMERICAN BONANZA
FENELON A	CL	5009807	AMERICAN BONANZA
FENELON A	CL	5009808	AMERICAN BONANZA
FENELON A	CL	5009809	AMERICAN BONANZA
FENELON A	CL	5009810	AMERICAN BONANZA
FENELON A	CL	5009856	AMERICAN BONANZA
FENELON A	CL	5009857	AMERICAN BONANZA
FENELON A	CL	5009858	AMERICAN BONANZA
FENELON A	CL	5009859	AMERICAN BONANZA
FENELON A	CL	5009860	AMERICAN BONANZA
FENELON A	CL	5009861	AMERICAN BONANZA
FENELON A	CL	5009862	AMERICAN BONANZA
FENELON A	CL	5009863	AMERICAN BONANZA
FENELON A	CL	5009864	AMERICAN BONANZA
FENELON A	CL	5009865	AMERICAN BONANZA
FENELON A	CL	5009866	AMERICAN BONANZA
FENELON A	CL	5069533	AMERICAN BONANZA
FENELON A	CL	5071473	AMERICAN BONANZA
FENELON A	CL	5071474	AMERICAN BONANZA
FENELON A	CL	5071475	AMERICAN BONANZA
FENELON A	CL	5071478	AMERICAN BONANZA
FENELON A	CL	5071479	AMERICAN BONANZA
FENELON A	CL	5071480	AMERICAN BONANZA
FENELON A	CL	5071486	AMERICAN BONANZA
FENELON A	CL	5121471	AMERICAN BONANZA
FENELON A	CL	5121472	AMERICAN BONANZA
FENELON A	CL	5121473	AMERICAN BONANZA
FENELON A	CL	5121474	AMERICAN BONANZA
FENELON A	CL	5121475	AMERICAN BONANZA
FENELON A	CL	5121476	AMERICAN BONANZA

PROPERTY	TYPE	CLAIM	RECORD NAME

FENELON A	CL	5121477	AMERICAN BONANZA
FENELON A	CL	5121478	AMERICAN BONANZA
FENELON A	CL	5121479	AMERICAN BONANZA
FENELON A	CL	5121480	AMERICAN BONANZA
FENELON A	CL	5121481	AMERICAN BONANZA
FENELON A	CL	5121482	AMERICAN BONANZA
FENELON A	CL	5121483	AMERICAN BONANZA
FENELON A	CL	5121484	AMERICAN BONANZA
FENELON A	CL	5121485	AMERICAN BONANZA
FENELON A	CL	5121486	AMERICAN BONANZA
FENELON A	CL	5121487	AMERICAN BONANZA
FENELON A	CL	5121488	AMERICAN BONANZA
FENELON A	CL	5121489	AMERICAN BONANZA
FENELON A	CL	5121490	AMERICAN BONANZA
FENELON A	CL	5121491	AMERICAN BONANZA
FENELON A	CL	5121492	AMERICAN BONANZA
FENELON A	CL	5121493	AMERICAN BONANZA
FENELON A	CL	5121494	AMERICAN BONANZA
FENELON A	CL	5121495	AMERICAN BONANZA
FENELON A	CL	5121496	AMERICAN BONANZA
FENELON A	CL	5121497	AMERICAN BONANZA
FENELON A	CL	5121498	AMERICAN BONANZA
FENELON A	CL	5121499	AMERICAN BONANZA
FENELON A	CL	5121500	AMERICAN BONANZA
FENELON A	CL	5121501	AMERICAN BONANZA
FENELON A	CL	5121502	AMERICAN BONANZA
FENELON A	CL	5121503	AMERICAN BONANZA
FENELON A	CL	5121504	AMERICAN BONANZA
FENELON A	CL	5121505	AMERICAN BONANZA
FENELON A	CL	5121506	AMERICAN BONANZA
FENELON A	CL	5121507	AMERICAN BONANZA
FENELON A	CL	5121508	AMERICAN BONANZA
FENELON A	CL	5121509	AMERICAN BONANZA
FENELON A	CL	5121510	AMERICAN BONANZA
FENELON A	CL	5121511	AMERICAN BONANZA
FENELON A	CL	5121512	AMERICAN BONANZA
FENELON A	CL	5121513	AMERICAN BONANZA
FENELON A	CL	5121516	AMERICAN BONANZA
FENELON A	CL	5121517	AMERICAN BONANZA
FENELON A	CL	5121518	AMERICAN BONANZA
FENELON A	CL	5121519	AMERICAN BONANZA
FENELON A	CL	5121520	AMERICAN BONANZA
FENELON A	CL	5121528	AMERICAN BONANZA
FENELON A	CL	5121529	AMERICAN BONANZA
FENELON A	CL	5121530	AMERICAN BONANZA
FENELON A	CL	5121531	AMERICAN BONANZA
FENELON A	CL	5121532	AMERICAN BONANZA
FENELON A	CL	5121533	AMERICAN BONANZA
FENELON A	CL	5121534	AMERICAN BONANZA
FENELON A	CL	5121535	AMERICAN BONANZA
FENELON A	CL	5121536	AMERICAN BONANZA
FENELON A	CL	5121537	AMERICAN BONANZA
FENELON A	CL	5121538	AMERICAN BONANZA

PROPERTY	TYPE	CLAIM	RECORD NAME

FENELON A	CL	5121539	AMERICAN BONANZA
FENELON A	CL	5121540	AMERICAN BONANZA
FENELON A	CL	5121541	AMERICAN BONANZA
FENELON A	CL	5121542	AMERICAN BONANZA
FENELON A	CL	5121543	AMERICAN BONANZA
FENELON A	CL	5121544	AMERICAN BONANZA
FENELON A	CL	5121545	AMERICAN BONANZA
FENELON A	CL	5121546	AMERICAN BONANZA
FENELON A	CL	5121547	AMERICAN BONANZA
FENELON A	CL	5121548	AMERICAN BONANZA
FENELON A	CL	5121549	AMERICAN BONANZA
FENELON A	CL	5121550	AMERICAN BONANZA
FENELON A	CL	5121551	AMERICAN BONANZA
FENELON A	CL	5121552	AMERICAN BONANZA
FENELON A	CL	5121553	AMERICAN BONANZA
FENELON A	CL	5121554	AMERICAN BONANZA
FENELON A	CL	5121555	AMERICAN BONANZA
FENELON A	CL	5121556	AMERICAN BONANZA
FENELON A	CL	5121557	AMERICAN BONANZA
FENELON A	CL	5121558	AMERICAN BONANZA
FENELON A	CL	5121559	AMERICAN BONANZA
FENELON A	CL	5121560	AMERICAN BONANZA
FENELON A	CL	5121561	AMERICAN BONANZA
FENELON A	CL	5121562	AMERICAN BONANZA
FENELON A	CL	5121563	AMERICAN BONANZA
FENELON A	CL	5121564	AMERICAN BONANZA
FENELON A	CL	5121565	AMERICAN BONANZA
FENELON A	CL	5121566	AMERICAN BONANZA
FENELON A	CL	5121567	AMERICAN BONANZA
FENELON A	CL	5121568	AMERICAN BONANZA
FENELON A	CL	5121569	AMERICAN BONANZA
FENELON A	CL	5121570	AMERICAN BONANZA
FENELON A	CL	5121571	AMERICAN BONANZA
FENELON A	CL	5121572	AMERICAN BONANZA
FENELON A	CL	5121573	AMERICAN BONANZA
FENELON A	CL	5121574	AMERICAN BONANZA
FENELON A	CL	5121575	AMERICAN BONANZA
FENELON A	CL	5121576	AMERICAN BONANZA
FENELON A	CL	5121577	AMERICAN BONANZA
FENELON A	CL	5121578	AMERICAN BONANZA
FENELON A	CL	5121579	AMERICAN BONANZA
FENELON A	CL	5121580	AMERICAN BONANZA
FENELON A	CL	5121581	AMERICAN BONANZA
FENELON A	CL	5121582	AMERICAN BONANZA
FENELON A	CL	5121583	AMERICAN BONANZA
FENELON A	CL	5121584	AMERICAN BONANZA
FENELON A	CL	5121585	AMERICAN BONANZA
FENELON A	CL	5121586	AMERICAN BONANZA
FENELON A	CL	5121587	AMERICAN BONANZA
FENELON A	CL	5121588	AMERICAN BONANZA
FENELON A	CL	5121589	AMERICAN BONANZA
FENELON A	CL	5121590	AMERICAN BONANZA
FENELON A	CL	5121591	AMERICAN BONANZA

PROPERTY	TYPE	CLAIM	RECORD NAME

FENELON A	CL	5121592	AMERICAN BONANZA
FENELON A	CL	5121593	AMERICAN BONANZA
FENELON A	CL	5121594	AMERICAN BONANZA
FENELON A	CL	5121595	AMERICAN BONANZA
FENELON A	CL	5121596	AMERICAN BONANZA
FENELON A	CL	5121597	AMERICAN BONANZA
FENELON A	CL	5121598	AMERICAN BONANZA
FENELON A	CL	5121599	AMERICAN BONANZA
FENELON A	CL	5121600	AMERICAN BONANZA
FENELON A	CL	5128801	AMERICAN BONANZA
FENELON A	CL	5128802	AMERICAN BONANZA
FENELON A	CL	5128803	AMERICAN BONANZA
FENELON A	CL	5128804	AMERICAN BONANZA
FENELON A	CL	5128805	AMERICAN BONANZA
FENELON A	CL	5128806	AMERICAN BONANZA
FENELON A	CL	5128807	AMERICAN BONANZA
FENELON A	CL	5128810	AMERICAN BONANZA
FENELON A	CL	5128811	AMERICAN BONANZA
FENELON A	CL	5128812	AMERICAN BONANZA
FENELON A	CL	5128813	AMERICAN BONANZA
FENELON A	CL	5128814	AMERICAN BONANZA
FENELON A	CL	5128815	AMERICAN BONANZA
FENELON A	CL	5128816	AMERICAN BONANZA
FENELON A	CL	5128817	AMERICAN BONANZA
FENELON A	CL	5128818	AMERICAN BONANZA
FENELON A	CL	5128819	AMERICAN BONANZA
FENELON A	CL	5128820	AMERICAN BONANZA
FENELON A	CL	5128821	AMERICAN BONANZA
FENELON A	CL	5128822	AMERICAN BONANZA
FENELON A	CL	5128823	AMERICAN BONANZA
FENELON A	CL	5128828	AMERICAN BONANZA
FENELON A	CL	5128829	AMERICAN BONANZA
FENELON A	CL	5128830	AMERICAN BONANZA
FENELON A	CL	5128831	AMERICAN BONANZA
FENELON A	CL	5128832	AMERICAN BONANZA
FENELON A	CL	5128833	AMERICAN BONANZA
FENELON A	CL	5128834	AMERICAN BONANZA
FENELON A	CL	5128835	AMERICAN BONANZA
FENELON A	CL	5128836	AMERICAN BONANZA
FENELON A	CL	5128837	AMERICAN BONANZA
FENELON A	CL	5128838	AMERICAN BONANZA
FENELON A	CL	5128839	AMERICAN BONANZA
FENELON A	CL	5128840	AMERICAN BONANZA
FENELON A	CL	5128841	AMERICAN BONANZA
FENELON A	CL	5128842	AMERICAN BONANZA
FENELON A	CL	5128843	AMERICAN BONANZA
FENELON A	CL	5128844	AMERICAN BONANZA
FENELON A	CL	5128845	AMERICAN BONANZA
FENELON A	CL	5128846	AMERICAN BONANZA
FENELON A	CL	5128847	AMERICAN BONANZA
FENELON A	CL	5128848	AMERICAN BONANZA
FENELON A	CL	5128849	AMERICAN BONANZA
FENELON A	CL	5128850	AMERICAN BONANZA

PROPERTY	TYPE	CLAIM	RECORD NAME

FENELON A	CL	5128851	AMERICAN BONANZA
FENELON A	CL	5128852	AMERICAN BONANZA
FENELON A	CL	5128853	AMERICAN BONANZA
FENELON A	CL	5128854	AMERICAN BONANZA
FENELON A	CL	5128855	AMERICAN BONANZA
FENELON A	CL	5128856	AMERICAN BONANZA
FENELON A	CL	5128857	AMERICAN BONANZA
FENELON A	CL	5128858	AMERICAN BONANZA
FENELON A	CL	5128859	AMERICAN BONANZA
FENELON A	CL	5128860	AMERICAN BONANZA
FENELON A	CL	5128861	AMERICAN BONANZA
FENELON A	CL	5128862	AMERICAN BONANZA
FENELON A	CL	5128863	AMERICAN BONANZA
FENELON A	CL	5128864	AMERICAN BONANZA
FENELON A	CL	5128865	AMERICAN BONANZA
FENELON A	CL	5128866	AMERICAN BONANZA
FENELON A	CL	5128867	AMERICAN BONANZA
FENELON A	CL	5128868	AMERICAN BONANZA
FENELON A	CL	5128869	AMERICAN BONANZA
FENELON A	CL	5128870	AMERICAN BONANZA
FENELON A	CL	5128875	AMERICAN BONANZA
FENELON A	CL	5128876	AMERICAN BONANZA
FENELON A	CL	5128877	AMERICAN BONANZA
FENELON A	CL	5128878	AMERICAN BONANZA
FENELON A	CL	5128879	AMERICAN BONANZA
FENELON A	CL	5128880	AMERICAN BONANZA
FENELON A	CL	5128881	AMERICAN BONANZA
FENELON A	CL	5128882	AMERICAN BONANZA
FENELON A	CL	5128883	AMERICAN BONANZA
FENELON A	CL	5128884	AMERICAN BONANZA
FENELON A	CL	5128885	AMERICAN BONANZA
FENELON A	CL	5128886	AMERICAN BONANZA
FENELON A	CL	5128887	AMERICAN BONANZA
FENELON A	CL	5128888	AMERICAN BONANZA
FENELON A	CL	5128896	AMERICAN BONANZA
FENELON A	CL	5128897	AMERICAN BONANZA
FENELON A	CL	5128898	AMERICAN BONANZA
FENELON A	CL	5128899	AMERICAN BONANZA
FENELON A	CL	5128900	AMERICAN BONANZA
FENELON A	CL	5128901	AMERICAN BONANZA
FENELON A	CL	5128902	AMERICAN BONANZA
FENELON A	CL	5128903	AMERICAN BONANZA
FENELON A	CL	5128904	AMERICAN BONANZA
FENELON A	CL	5128905	AMERICAN BONANZA
FENELON A	CL	5128906	AMERICAN BONANZA
FENELON A	CL	5128918	AMERICAN BONANZA
FENELON A	CL	5128919	AMERICAN BONANZA
FENELON A	CL	5128920	AMERICAN BONANZA
FENELON A	CL	5129191	AMERICAN BONANZA
FENELON A	CL	5129192	AMERICAN BONANZA
FENELON A	CL	5129193	AMERICAN BONANZA
FENELON A	CL	5129194	AMERICAN BONANZA
FENELON A	CL	5129195	AMERICAN BONANZA

PROPERTY	TYPE	CLAIM	RECORD NAME

FENELON A	CL	5129196	AMERICAN BONANZA
FENELON A	CL	5129197	AMERICAN BONANZA
FENELON A	CL	5129198	AMERICAN BONANZA
FENELON A	CL	5129199	AMERICAN BONANZA
FENELON A	CL	5134048	AMERICAN BONANZA
FENELON A	CL	5134049	AMERICAN BONANZA
FENELON A	CL	5134050	AMERICAN BONANZA
FENELON A	CL	5134051	AMERICAN BONANZA
FENELON A	CL	5134052	AMERICAN BONANZA
FENELON A	CL	5134053	AMERICAN BONANZA
FENELON A	CL	5134054	AMERICAN BONANZA
FENELON A	CL	5134055	AMERICAN BONANZA
FENELON A	CL	5134056	AMERICAN BONANZA
FENELON A	CL	5134057	AMERICAN BONANZA
FENELON A	CL	5134058	AMERICAN BONANZA
FENELON A	CL	5134059	AMERICAN BONANZA
FENELON A	CL	5134060	AMERICAN BONANZA
FENELON A	CL	5134061	AMERICAN BONANZA
FENELON A	CL	5134062	AMERICAN BONANZA
FENELON A	CL	5134063	AMERICAN BONANZA
FENELON A	CL	5134064	AMERICAN BONANZA
FENELON A	CL	5134065	AMERICAN BONANZA
FENELON A	CL	5134066	AMERICAN BONANZA
FENELON A	CL	5134067	AMERICAN BONANZA
FENELON A	CL	5134068	AMERICAN BONANZA
FENELON A	CL	5134069	AMERICAN BONANZA
FENELON A	CL	5134070	AMERICAN BONANZA
FENELON A	CL	5134071	AMERICAN BONANZA
FENELON A	CL	5134072	AMERICAN BONANZA
FENELON A	CL	5134073	AMERICAN BONANZA
FENELON A	CL	5134074	AMERICAN BONANZA
FENELON A	CL	5134075	AMERICAN BONANZA
FENELON A	CL	5134076	AMERICAN BONANZA
FENELON A	CL	5134077	AMERICAN BONANZA
FENELON A	CL	5134078	AMERICAN BONANZA
FENELON A	CL	5134079	AMERICAN BONANZA
FENELON A	CL	5134080	AMERICAN BONANZA
FENELON A	CL	5134081	AMERICAN BONANZA
FENELON A	CL	5134082	AMERICAN BONANZA
FENELON A	CL	5134083	AMERICAN BONANZA
FENELON A	CL	5134084	AMERICAN BONANZA
FENELON A	CL	5134085	AMERICAN BONANZA
FENELON A	CL	5134086	AMERICAN BONANZA
FENELON A	CL	5134087	AMERICAN BONANZA
FENELON A	CL	5134088	AMERICAN BONANZA
FENELON A	CL	5134089	AMERICAN BONANZA
FENELON A	CL	5134090	AMERICAN BONANZA
FENELON A	CL	5134091	AMERICAN BONANZA
FENELON A	CL	5134092	AMERICAN BONANZA
FENELON A	CL	5134093	AMERICAN BONANZA
FENELON A	CL	5134094	AMERICAN BONANZA
FENELON A	CL	5134095	AMERICAN BONANZA
FENELON A	CL	5134096	AMERICAN BONANZA

PROPERTY	TYPE	CLAIM	RECORD NAME

FENELON A	CL	5134097	AMERICAN BONANZA
FENELON A	CL	5134098	AMERICAN BONANZA
FENELON A	CL	5134099	AMERICAN BONANZA
FENELON A	CL	5134100	AMERICAN BONANZA
FENELON A	CL	5134101	AMERICAN BONANZA
FENELON A	CL	5134102	AMERICAN BONANZA
FENELON A	CL	5134105	AMERICAN BONANZA
FENELON A	CL	5134106	AMERICAN BONANZA
FENELON A	CL	5134107	AMERICAN BONANZA
FENELON A	CL	5134108	AMERICAN BONANZA
FENELON A	CL	5134109	AMERICAN BONANZA
FENELON A	CL	5134110	AMERICAN BONANZA
FENELON A	CL	5134115	AMERICAN BONANZA
FENELON A	CL	5134116	AMERICAN BONANZA
FENELON A	CL	5134117	AMERICAN BONANZA
FENELON A	CL	5134118	AMERICAN BONANZA
FENELON A	CL	5134119	AMERICAN BONANZA
FENELON A	CL	5134120	AMERICAN BONANZA
FENELON A	CL	5134121	AMERICAN BONANZA
FENELON A	CL	5134122	AMERICAN BONANZA
FENELON A	CL	5134123	AMERICAN BONANZA
FENELON A	CL	5134127	AMERICAN BONANZA
FENELON A	CL	5134128	AMERICAN BONANZA
FENELON A	CL	5134129	AMERICAN BONANZA
FENELON A	CL	5134130	AMERICAN BONANZA
FENELON A	CL	5134131	AMERICAN BONANZA
FENELON A	CL	5134132	AMERICAN BONANZA
FENELON A	CL	5134133	AMERICAN BONANZA
FENELON A	CL	5134134	AMERICAN BONANZA
FENELON A	CL	5134135	AMERICAN BONANZA
FENELON A	CL	5134136	AMERICAN BONANZA
FENELON A	CL	5134137	AMERICAN BONANZA
FENELON A	CL	5134141	AMERICAN BONANZA
FENELON A	CL	5134142	AMERICAN BONANZA
FENELON A	CL	5134143	AMERICAN BONANZA
FENELON A	CL	5134144	AMERICAN BONANZA
FENELON A	CL	5134145	AMERICAN BONANZA
FENELON A	CL	5134146	AMERICAN BONANZA
FENELON A	CL	5134147	AMERICAN BONANZA
FENELON A	CL	5134148	AMERICAN BONANZA
FENELON A	CL	5134149	AMERICAN BONANZA
FENELON A	CL	5134150	AMERICAN BONANZA
FENELON A	CL	5134151	AMERICAN BONANZA
FENELON A	CL	5134156	AMERICAN BONANZA
FENELON A	CL	5134157	AMERICAN BONANZA
FENELON A	CL	5134158	AMERICAN BONANZA
FENELON A	CL	5134159	AMERICAN BONANZA
FENELON A	CL	5134160	AMERICAN BONANZA
FENELON A	CL	5134161	AMERICAN BONANZA
FENELON A	CL	5134162	AMERICAN BONANZA
FENELON A	CL	5134163	AMERICAN BONANZA
FENELON A	CL	5134164	AMERICAN BONANZA
FENELON A	CL	5134165	AMERICAN BONANZA

PROPERTY	TYPE	CLAIM	RECORD NAME

FENELON A	CL	5134172	AMERICAN BONANZA
FENELON A	CL	5134173	AMERICAN BONANZA
FENELON A	CL	5134174	AMERICAN BONANZA
FENELON A	CL	5134175	AMERICAN BONANZA
FENELON A	CL	5134176	AMERICAN BONANZA
FENELON A	CL	5134177	AMERICAN BONANZA
FENELON A	CL	5134178	AMERICAN BONANZA
FENELON A	CL	5134179	AMERICAN BONANZA
FENELON A	CL	5134180	AMERICAN BONANZA
FENELON A	CL	5134181	AMERICAN BONANZA
FENELON A	CL	5134195	AMERICAN BONANZA
FENELON A	CL	5134196	AMERICAN BONANZA
FENELON A	CL	5134197	AMERICAN BONANZA
FENELON A	CL	5134198	AMERICAN BONANZA
FENELON A	CL	5134199	AMERICAN BONANZA
FENELON A	CL	5134200	AMERICAN BONANZA
FENELON A	CL	5134201	AMERICAN BONANZA
FENELON A	CL	5134202	AMERICAN BONANZA
FENELON A	CL	5134216	AMERICAN BONANZA
FENELON A	CL	5134217	AMERICAN BONANZA
FENELON A	CL	5134218	AMERICAN BONANZA
FENELON A	CL	5134219	AMERICAN BONANZA
FENELON A	CL	5134220	AMERICAN BONANZA
FENELON A	CL	5134221	AMERICAN BONANZA
FENELON A	CL	5134235	AMERICAN BONANZA
FENELON A	CL	5134236	AMERICAN BONANZA
FENELON A	CL	5134237	AMERICAN BONANZA
FENELON A	CL	5134238	AMERICAN BONANZA
FENELON A	CL	5134239	AMERICAN BONANZA
FENELON A	CL	5134240	AMERICAN BONANZA
FENELON A	CL	5134241	AMERICAN BONANZA
FENELON A	CL	5134255	AMERICAN BONANZA
FENELON A	CL	5134256	AMERICAN BONANZA
FENELON A	CL	5134257	AMERICAN BONANZA
FENELON A	CL	5134258	AMERICAN BONANZA
FENELON A	CL	5134259	AMERICAN BONANZA
FENELON A	CL	5134260	AMERICAN BONANZA
FENELON A	CL	5134261	AMERICAN BONANZA
FENELON A	CL	5134262	AMERICAN BONANZA
FENELON A	CL	5134282	AMERICAN BONANZA
FENELON A	CL	5134283	AMERICAN BONANZA
FENELON A	CL	5134284	AMERICAN BONANZA
FENELON A	CL	5134285	AMERICAN BONANZA
FENELON A	CL	5134286	AMERICAN BONANZA
FENELON A	CL	5134287	AMERICAN BONANZA
FENELON A	CL	5134305	AMERICAN BONANZA
FENELON A	CL	5134306	AMERICAN BONANZA
FENELON A	CL	5134307	AMERICAN BONANZA
FENELON A	CL	5134308	AMERICAN BONANZA
FENELON A	CL	5134309	AMERICAN BONANZA
FENELON A	CL	5134310	AMERICAN BONANZA
FENELON A	CL	5134311	AMERICAN BONANZA
FENELON A	CL	5134330	AMERICAN BONANZA

PROPERTY	TYPE	CLAIM	RECORD NAME

FENELON A	CL	5134331	AMERICAN BONANZA
FENELON A	CL	5134332	AMERICAN BONANZA
FENELON A	CL	5134333	AMERICAN BONANZA
FENELON A	CL	5134334	AMERICAN BONANZA
FENELON A	CL	5134335	AMERICAN BONANZA
FENELON A	CL	5134336	AMERICAN BONANZA
FENELON A	CL	5139163	AMERICAN BONANZA
FENELON A	CL	5160397	AMERICAN BONANZA
FENELON A	CL	5160398	AMERICAN BONANZA
FENELON A	CL	5160399	AMERICAN BONANZA
FENELON A	CL	5169346	AMERICAN BONANZA
FENELON A	CL	5169347	AMERICAN BONANZA
FENELON A	CL	5234364	AMERICAN BONANZA
FENELON A	CL	5234365	AMERICAN BONANZA
FENELON A	CL	5234368	AMERICAN BONANZA

TOTAL:		434

SCHEDULE "C"

MINING LEASE BEARING NUMBER 864

PROPERTY	TYPE	CLAIM	RECORD NAME
FENELON LEASE	BM	864	AMERICAN BONANZA
TOTAL:		1

SCHEDULE "D"

FÉNÉLON EXT. CLAIMS

PROPERTY	TYPE	CLAIM	RECORD NAME

FENELON EXT	CDC	2182336	AMERICAN BONANZA
FENELON EXT	CDC	2182337	AMERICAN BONANZA
FENELON EXT	CDC	2182338	AMERICAN BONANZA
FENELON EXT	CDC	2182339	AMERICAN BONANZA
FENELON EXT	CDC	2182340	AMERICAN BONANZA
FENELON EXT	CDC	2182341	AMERICAN BONANZA
FENELON EXT	CDC	2182342	AMERICAN BONANZA
FENELON EXT	CDC	2182343	AMERICAN BONANZA
FENELON EXT	CDC	2182344	AMERICAN BONANZA
FENELON EXT	CDC	2182345	AMERICAN BONANZA
FENELON EXT	CDC	2182346	AMERICAN BONANZA
FENELON EXT	CDC	2182347	AMERICAN BONANZA
FENELON EXT	CDC	2182348	AMERICAN BONANZA
FENELON EXT	CDC	2182349	AMERICAN BONANZA
FENELON EXT	CDC	2182350	AMERICAN BONANZA
FENELON EXT	CDC	2182351	AMERICAN BONANZA
FENELON EXT	CDC	2182352	AMERICAN BONANZA
FENELON EXT	CDC	2182353	AMERICAN BONANZA
FENELON EXT	CDC	2182354	AMERICAN BONANZA
FENELON EXT	CDC	2182355	AMERICAN BONANZA
FENELON EXT	CDC	2182356	AMERICAN BONANZA
FENELON EXT	CDC	2182357	AMERICAN BONANZA
FENELON EXT	CDC	2182358	AMERICAN BONANZA
FENELON EXT	CDC	2182359	AMERICAN BONANZA
FENELON EXT	CDC	2182360	AMERICAN BONANZA
FENELON EXT	CDC	2182361	AMERICAN BONANZA
FENELON EXT	CDC	2182362	AMERICAN BONANZA
FENELON EXT	CDC	2182363	AMERICAN BONANZA
FENELON EXT	CDC	2182364	AMERICAN BONANZA
FENELON EXT	CDC	2182365	AMERICAN BONANZA
FENELON EXT	CDC	2182366	AMERICAN BONANZA
FENELON EXT	CDC	2182367	AMERICAN BONANZA
FENELON EXT	CDC	2182368	AMERICAN BONANZA
FENELON EXT	CDC	2182369	AMERICAN BONANZA
FENELON EXT	CDC	2182370	AMERICAN BONANZA
FENELON EXT	CDC	2182371	AMERICAN BONANZA
FENELON EXT	CDC	2182372	AMERICAN BONANZA
FENELON EXT	CDC	2182373	AMERICAN BONANZA
FENELON EXT	CDC	2182374	AMERICAN BONANZA
FENELON EXT	CDC	2182375	AMERICAN BONANZA
FENELON EXT	CDC	2182376	AMERICAN BONANZA
FENELON EXT	CDC	2182377	AMERICAN BONANZA
FENELON EXT	CDC	2182378	AMERICAN BONANZA
FENELON EXT	CDC	2182379	AMERICAN BONANZA
FENELON EXT	CDC	2182380	AMERICAN BONANZA
FENELON EXT	CDC	2182381	AMERICAN BONANZA
FENELON EXT	CDC	2182382	AMERICAN BONANZA
FENELON EXT	CDC	2182383	AMERICAN BONANZA

PROPERTY	TYPE	CLAIM	RECORD NAME

FENELON EXT	CDC	2182384	AMERICAN BONANZA
FENELON EXT	CDC	2182385	AMERICAN BONANZA
FENELON EXT	CDC	2182386	AMERICAN BONANZA
FENELON EXT	CDC	2182387	AMERICAN BONANZA
FENELON EXT	CDC	2182388	AMERICAN BONANZA
FENELON EXT	CDC	2182389	AMERICAN BONANZA
FENELON EXT	CDC	2182390	AMERICAN BONANZA
FENELON EXT	CDC	2182391	AMERICAN BONANZA

TOTAL:		56

SCHEDULE "E"

GAUDET A CLAIMS

PROPERTY	TYPE	CLAIM	RECORD NAME

GAUDET A	CL	4443231	AMERICAN BONANZA
GAUDET A	CL	4443232	AMERICAN BONANZA
GAUDET A	CL	4443233	AMERICAN BONANZA
GAUDET A	CL	4443241	AMERICAN BONANZA
GAUDET A	CL	4443242	AMERICAN BONANZA
GAUDET A	CL	5071511	AMERICAN BONANZA
GAUDET A	CL	5071512	AMERICAN BONANZA
GAUDET A	CL	5071513	AMERICAN BONANZA
GAUDET A	CL	5071514	AMERICAN BONANZA
GAUDET A	CL	5071515	AMERICAN BONANZA
GAUDET A	CL	5071516	AMERICAN BONANZA
GAUDET A	CL	5071517	AMERICAN BONANZA
GAUDET A	CL	5071518	AMERICAN BONANZA
GAUDET A	CL	5071519	AMERICAN BONANZA

TOTAL:		14

SCHEDULE "F"

GAUDET C CLAIMS

PROPERTY	TYPE	CLAIM	RECORD NAME

GAUDET C	CL	5071552	AMERICAN BONANZA
GAUDET C	CL	5071556	AMERICAN BONANZA
GAUDET C	CL	5071557	AMERICAN BONANZA
GAUDET C	CL	5071562	AMERICAN BONANZA
GAUDET C	CL	5071563	AMERICAN BONANZA
GAUDET C	CL	5071564	AMERICAN BONANZA

TOTAL:		6

SCHEDULE "G"

LA MARTINIÈRE CLAIMS

PROPERTY	TYPE	CLAIM	RECORD NAME

LA MARTINIERE	CDC	2089671	AMERICAN BONANZA
LA MARTINIERE	CDC	2089674	AMERICAN BONANZA
LA MARTINIERE	CDC	2089675	AMERICAN BONANZA
LA MARTINIERE	CDC	2089676	AMERICAN BONANZA
LA MARTINIERE	CDC	2089677	AMERICAN BONANZA
LA MARTINIERE	CDC	2089678	AMERICAN BONANZA
LA MARTINIERE	CDC	2089679	AMERICAN BONANZA
LA MARTINIERE	CDC	2089680	AMERICAN BONANZA
LA MARTINIERE	CDC	2089681	AMERICAN BONANZA
LA MARTINIERE	CDC	2089682	AMERICAN BONANZA
LA MARTINIERE	CDC	2089683	AMERICAN BONANZA
LA MARTINIERE	CDC	2089684	AMERICAN BONANZA
LA MARTINIERE	CDC	2089685	AMERICAN BONANZA
LA MARTINIERE	CDC	2089686	AMERICAN BONANZA
LA MARTINIERE	CDC	2089687	AMERICAN BONANZA
LA MARTINIERE	CDC	2089688	AMERICAN BONANZA
LA MARTINIERE	CDC	2089689	AMERICAN BONANZA
LA MARTINIERE	CDC	2089690	AMERICAN BONANZA
LA MARTINIERE	CDC	2089691	AMERICAN BONANZA
LA MARTINIERE	CDC	2089692	AMERICAN BONANZA
LA MARTINIERE	CDC	2089693	AMERICAN BONANZA
LA MARTINIERE	CDC	2089694	AMERICAN BONANZA
LA MARTINIERE	CDC	2089695	AMERICAN BONANZA
LA MARTINIERE	CDC	2089696	AMERICAN BONANZA
LA MARTINIERE	CDC	2089697	AMERICAN BONANZA
LA MARTINIERE	CDC	2089698	AMERICAN BONANZA
LA MARTINIERE	CDC	2089699	AMERICAN BONANZA
LA MARTINIERE	CDC	2089700	AMERICAN BONANZA
LA MARTINIERE	CDC	2089883	AMERICAN BONANZA
LA MARTINIERE	CDC	2089884	AMERICAN BONANZA
LA MARTINIERE	CDC	2089885	AMERICAN BONANZA
LA MARTINIERE	CDC	2089887	AMERICAN BONANZA
LA MARTINIERE	CDC	2089892	AMERICAN BONANZA
LA MARTINIERE	CDC	2089893	AMERICAN BONANZA
LA MARTINIERE	CDC	2089894	AMERICAN BONANZA
LA MARTINIERE	CDC	2089895	AMERICAN BONANZA
LA MARTINIERE	CDC	2089897	AMERICAN BONANZA
LA MARTINIERE	CDC	2089898	AMERICAN BONANZA
LA MARTINIERE	CDC	2089899	AMERICAN BONANZA
LA MARTINIERE	CDC	2089900	AMERICAN BONANZA
LA MARTINIERE	CDC	2089901	AMERICAN BONANZA
LA MARTINIERE	CDC	2089902	AMERICAN BONANZA
LA MARTINIERE	CDC	2089903	AMERICAN BONANZA
LA MARTINIERE	CDC	2089904	AMERICAN BONANZA
LA MARTINIERE	CDC	2089905	AMERICAN BONANZA
LA MARTINIERE	CDC	2089906	AMERICAN BONANZA
LA MARTINIERE	CDC	2089907	AMERICAN BONANZA
LA MARTINIERE	CDC	2089908	AMERICAN BONANZA

PROPERTY	TYPE	CLAIM	RECORD NAME

LA MARTINIERE	CDC	2089909	AMERICAN BONANZA
LA MARTINIERE	CDC	2089910	AMERICAN BONANZA
LA MARTINIERE	CDC	2089911	AMERICAN BONANZA
LA MARTINIERE	CDC	2089912	AMERICAN BONANZA
LA MARTINIERE	CDC	2089913	AMERICAN BONANZA
LA MARTINIERE	CDC	2089914	AMERICAN BONANZA
LA MARTINIERE	CDC	2089915	AMERICAN BONANZA
LA MARTINIERE	CDC	2089916	AMERICAN BONANZA
LA MARTINIERE	CDC	2089917	AMERICAN BONANZA
LA MARTINIERE	CDC	2089918	AMERICAN BONANZA
LA MARTINIERE	CDC	2089919	AMERICAN BONANZA
LA MARTINIERE	CDC	2089920	AMERICAN BONANZA
LA MARTINIERE	CDC	2089921	AMERICAN BONANZA
LA MARTINIERE	CDC	2089922	AMERICAN BONANZA
LA MARTINIERE	CDC	2089923	AMERICAN BONANZA
LA MARTINIERE	CDC	2089924	AMERICAN BONANZA
LA MARTINIERE	CDC	2089925	AMERICAN BONANZA
LA MARTINIERE	CDC	2089926	AMERICAN BONANZA
LA MARTINIERE	CDC	2089927	AMERICAN BONANZA
LA MARTINIERE	CDC	2089928	AMERICAN BONANZA
LA MARTINIERE	CDC	2089929	AMERICAN BONANZA
LA MARTINIERE	CDC	2089930	AMERICAN BONANZA
LA MARTINIERE	CDC	2089931	AMERICAN BONANZA
LA MARTINIERE	CDC	2089932	AMERICAN BONANZA
LA MARTINIERE	CDC	2089933	AMERICAN BONANZA
LA MARTINIERE	CDC	2089934	AMERICAN BONANZA
LA MARTINIERE	CDC	2089957	AMERICAN BONANZA
LA MARTINIERE	CDC	2089958	AMERICAN BONANZA

TOTAL:		76

SCHEDULE "H"

MARTIGNY A CLAIMS

PROPERTY	TYPE	CLAIM	RECORD NAME

MARTIGNY A	CL	5141927	AMERICAN BONANZA
MARTIGNY A	CL	5141928	AMERICAN BONANZA
MARTIGNY A	CL	5141936	AMERICAN BONANZA
MARTIGNY A	CL	5141937	AMERICAN BONANZA
MARTIGNY A	CL	5141938	AMERICAN BONANZA
MARTIGNY A	CL	5141945	AMERICAN BONANZA
MARTIGNY A	CL	5141946	AMERICAN BONANZA
MARTIGNY A	CL	5141947	AMERICAN BONANZA
MARTIGNY A	CL	5141948	AMERICAN BONANZA
MARTIGNY A	CL	5141955	AMERICAN BONANZA
MARTIGNY A	CL	5141956	AMERICAN BONANZA
MARTIGNY A	CL	5141957	AMERICAN BONANZA
MARTIGNY A	CL	5141958	AMERICAN BONANZA
MARTIGNY A	CL	5141960	AMERICAN BONANZA
MARTIGNY A	CL	5141965	AMERICAN BONANZA
MARTIGNY A	CL	5141966	AMERICAN BONANZA
MARTIGNY A	CL	5141967	AMERICAN BONANZA
MARTIGNY A	CL	5141968	AMERICAN BONANZA
MARTIGNY A	CL	5141975	AMERICAN BONANZA
MARTIGNY A	CL	5141976	AMERICAN BONANZA
MARTIGNY A	CL	5141981	AMERICAN BONANZA
MARTIGNY A	CL	5141985	AMERICAN BONANZA
MARTIGNY A	CL	5141991	AMERICAN BONANZA
MARTIGNY A	CL	5141996	AMERICAN BONANZA

TOTAL:		24

SCHEDULE "I"

LA MARTINIÈRE C CLAIMS

PROPERTY	TYPE	CLAIM	RECORD NAME

MARTINIERE C	CL	5129611	AMERICAN BONANZA
MARTINIERE C	CL	5129612	AMERICAN BONANZA
MARTINIERE C	CL	5129613	AMERICAN BONANZA
MARTINIERE C	CL	5129614	AMERICAN BONANZA
MARTINIERE C	CL	5129615	AMERICAN BONANZA
MARTINIERE C	CL	5129616	AMERICAN BONANZA
MARTINIERE C	CL	5129617	AMERICAN BONANZA
MARTINIERE C	CL	5129618	AMERICAN BONANZA
MARTINIERE C	CL	5129619	AMERICAN BONANZA
MARTINIERE C	CL	5129620	AMERICAN BONANZA
MARTINIERE C	CL	5129621	AMERICAN BONANZA
MARTINIERE C	CL	5129622	AMERICAN BONANZA
MARTINIERE C	CL	5129623	AMERICAN BONANZA
MARTINIERE C	CL	5129624	AMERICAN BONANZA
MARTINIERE C	CL	5129625	AMERICAN BONANZA
MARTINIERE C	CL	5129626	AMERICAN BONANZA
MARTINIERE C	CL	5129627	AMERICAN BONANZA
MARTINIERE C	CL	5129628	AMERICAN BONANZA
MARTINIERE C	CL	5129629	AMERICAN BONANZA
MARTINIERE C	CL	5129630	AMERICAN BONANZA
MARTINIERE C	CL	5129631	AMERICAN BONANZA

TOTAL:		21

SCHEDULE "J"

LA MARTINIÈRE D CLAIMS

PROPERTY	TYPE	CLAIM	RECORD NAME

MARTINIERE D	CL	5129287	AMERICAN BONANZA
MARTINIERE D	CL	5129288	AMERICAN BONANZA
MARTINIERE D	CL	5129289	AMERICAN BONANZA
MARTINIERE D	CL	5129290	AMERICAN BONANZA
MARTINIERE D	CL	5129291	AMERICAN BONANZA
MARTINIERE D	CL	5129292	AMERICAN BONANZA
MARTINIERE D	CL	5129293	AMERICAN BONANZA
MARTINIERE D	CL	5129294	AMERICAN BONANZA
MARTINIERE D	CL	5129296	AMERICAN BONANZA
MARTINIERE D	CL	5129297	AMERICAN BONANZA
MARTINIERE D	CL	5129298	AMERICAN BONANZA
MARTINIERE D	CL	5129299	AMERICAN BONANZA
MARTINIERE D	CL	5129300	AMERICAN BONANZA
MARTINIERE D	CL	5129301	AMERICAN BONANZA
MARTINIERE D	CL	5129302	AMERICAN BONANZA
MARTINIERE D	CL	5129303	AMERICAN BONANZA
MARTINIERE D	CL	5129304	AMERICAN BONANZA
MARTINIERE D	CL	5129305	AMERICAN BONANZA
MARTINIERE D	CL	5129306	AMERICAN BONANZA
MARTINIERE D	CL	5129307	AMERICAN BONANZA
MARTINIERE D	CL	5129311	AMERICAN BONANZA
MARTINIERE D	CL	5129312	AMERICAN BONANZA
MARTINIERE D	CL	5129313	AMERICAN BONANZA
MARTINIERE D	CL	5129314	AMERICAN BONANZA
MARTINIERE D	CL	5129315	AMERICAN BONANZA
MARTINIERE D	CL	5129316	AMERICAN BONANZA
MARTINIERE D	CL	5129317	AMERICAN BONANZA
MARTINIERE D	CL	5129318	AMERICAN BONANZA
MARTINIERE D	CL	5129319	AMERICAN BONANZA
MARTINIERE D	CL	5129320	AMERICAN BONANZA
MARTINIERE D	CL	5129321	AMERICAN BONANZA
MARTINIERE D	CL	5129322	AMERICAN BONANZA
MARTINIERE D	CL	5129323	AMERICAN BONANZA
MARTINIERE D	CL	5129324	AMERICAN BONANZA
MARTINIERE D	CL	5129325	AMERICAN BONANZA
MARTINIERE D	CL	5129326	AMERICAN BONANZA
MARTINIERE D	CL	5129327	AMERICAN BONANZA
MARTINIERE D	CL	5129328	AMERICAN BONANZA
MARTINIERE D	CL	5129329	AMERICAN BONANZA
MARTINIERE D	CL	5220858	AMERICAN BONANZA
MARTINIERE D	CL	5220859	AMERICAN BONANZA
MARTINIERE D	CL	5220860	AMERICAN BONANZA
MARTINIERE D	CL	5220861	AMERICAN BONANZA
MARTINIERE D	CL	5220862	AMERICAN BONANZA
MARTINIERE D	CL	5220863	AMERICAN BONANZA
MARTINIERE D	CL	5220864	AMERICAN BONANZA
MARTINIERE D	CL	5220865	AMERICAN BONANZA
MARTINIERE D	CL	5220866	AMERICAN BONANZA

PROPERTY	TYPE	CLAIM	RECORD NAME

MARTINIERE D	CL	5220867	AMERICAN BONANZA
MARTINIERE D	CL	5220868	AMERICAN BONANZA
MARTINIERE D	CL	5220869	AMERICAN BONANZA
MARTINIERE D	CL	5220870	AMERICAN BONANZA
MARTINIERE D	CL	5220871	AMERICAN BONANZA
MARTINIERE D	CL	5220872	AMERICAN BONANZA
MARTINIERE D	CL	5220873	AMERICAN BONANZA
MARTINIERE D	CL	5220874	AMERICAN BONANZA
MARTINIERE D	CL	5220875	AMERICAN BONANZA
MARTINIERE D	CL	5220876	AMERICAN BONANZA
MARTINIERE D	CL	5220877	AMERICAN BONANZA
MARTINIERE D	CL	5220878	AMERICAN BONANZA
MARTINIERE D	CL	5220879	AMERICAN BONANZA
MARTINIERE D	CL	5220880	AMERICAN BONANZA
MARTINIERE D	CL	5220881	AMERICAN BONANZA
MARTINIERE D	CL	5220882	AMERICAN BONANZA
MARTINIERE D	CL	5220883	AMERICAN BONANZA
MARTINIERE D	CL	5220884	AMERICAN BONANZA
MARTINIERE D	CL	5220885	AMERICAN BONANZA
MARTINIERE D	CL	5220886	AMERICAN BONANZA
MARTINIERE D	CL	5220887	AMERICAN BONANZA
MARTINIERE D	CL	5220888	AMERICAN BONANZA
MARTINIERE D	CL	5220889	AMERICAN BONANZA
MARTINIERE D	CL	5220890	AMERICAN BONANZA
MARTINIERE D	CL	5220891	AMERICAN BONANZA
MARTINIERE D	CL	5220892	AMERICAN BONANZA
MARTINIERE D	CL	5220893	AMERICAN BONANZA
MARTINIERE D	CL	5220894	AMERICAN BONANZA
MARTINIERE D	CL	5220895	AMERICAN BONANZA
MARTINIERE D	CL	5220896	AMERICAN BONANZA
MARTINIERE D	CL	5220897	AMERICAN BONANZA
MARTINIERE D	CL	5220898	AMERICAN BONANZA

TOTAL:		80

SCHEDULE "K"

LA MARTINIÈRE D EXT. CLAIMS

PROPERTY	TYPE	CLAIM	RECORD NAME

MARTINIERE D EXT	CL	5225775	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225776	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225777	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225778	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225779	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225780	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225781	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225788	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225789	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225790	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225791	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225792	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225793	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225794	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225795	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225805	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225806	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225807	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225808	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225809	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225810	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225811	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225812	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225825	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225826	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225827	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225828	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225839	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225840	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225841	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225842	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225843	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225844	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225845	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225846	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225851	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225852	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225853	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225854	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225855	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225856	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225857	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225858	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225863	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225864	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225865	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225866	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225895	AMERICAN BONANZA

PROPERTY	TYPE	CLAIM	RECORD NAME

MARTINIERE D EXT	CL	5225896	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225897	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225898	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225899	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225900	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225901	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225902	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225903	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225904	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225905	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225906	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225907	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225908	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225909	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225910	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225911	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225912	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225913	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225914	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225915	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225916	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225921	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225922	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225923	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225924	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225925	AMERICAN BONANZA
MARTINIERE D EXT	CL	5225926	AMERICAN BONANZA

TOTAL:		75

SCHEDULE "L"

NORTHWAY CLAIMS

PROPERTY	TYPE	CLAIM	RECORD NAME

NORTHWAY	CL	4370861	AMERICAN BONANZA
NORTHWAY	CL	4370862	AMERICAN BONANZA
NORTHWAY	CL	4370863	AMERICAN BONANZA
NORTHWAY	CL	4370864	AMERICAN BONANZA
NORTHWAY	CL	4370865	AMERICAN BONANZA
NORTHWAY	CL	4370871	AMERICAN BONANZA
NORTHWAY	CL	4370872	AMERICAN BONANZA
NORTHWAY	CL	4370873	AMERICAN BONANZA
NORTHWAY	CL	4370874	AMERICAN BONANZA
NORTHWAY	CL	4370875	AMERICAN BONANZA
NORTHWAY	CL	4370881	AMERICAN BONANZA
NORTHWAY	CL	4370882	AMERICAN BONANZA
NORTHWAY	CL	4370883	AMERICAN BONANZA
NORTHWAY	CL	4370884	AMERICAN BONANZA
NORTHWAY	CL	4370885	AMERICAN BONANZA
NORTHWAY	CL	4370891	AMERICAN BONANZA
NORTHWAY	CL	4370892	AMERICAN BONANZA
NORTHWAY	CL	4370893	AMERICAN BONANZA
NORTHWAY	CL	4370894	AMERICAN BONANZA
NORTHWAY	CL	4370895	AMERICAN BONANZA
NORTHWAY	CL	4370914	AMERICAN BONANZA
NORTHWAY	CL	4370915	AMERICAN BONANZA
NORTHWAY	CL	4370921	AMERICAN BONANZA
NORTHWAY	CL	4370922	AMERICAN BONANZA
NORTHWAY	CL	4370923	AMERICAN BONANZA
NORTHWAY	CL	4370924	AMERICAN BONANZA
NORTHWAY	CL	4370925	AMERICAN BONANZA
NORTHWAY	CL	4370931	AMERICAN BONANZA
NORTHWAY	CL	4370932	AMERICAN BONANZA
NORTHWAY	CL	4370933	AMERICAN BONANZA
NORTHWAY	CL	4370934	AMERICAN BONANZA
NORTHWAY	CL	4370935	AMERICAN BONANZA
NORTHWAY	CL	4370941	AMERICAN BONANZA
NORTHWAY	CL	4370942	AMERICAN BONANZA
NORTHWAY	CL	4370943	AMERICAN BONANZA
NORTHWAY	CL	4370944	AMERICAN BONANZA
NORTHWAY	CL	4370945	AMERICAN BONANZA
NORTHWAY	CL	4370951	AMERICAN BONANZA
NORTHWAY	CL	4370952	AMERICAN BONANZA
NORTHWAY	CL	4370953	AMERICAN BONANZA
NORTHWAY	CL	4370954	AMERICAN BONANZA
NORTHWAY	CL	4370955	AMERICAN BONANZA
NORTHWAY	CL	4370961	AMERICAN BONANZA
NORTHWAY	CL	4370962	AMERICAN BONANZA
NORTHWAY	CL	4370963	AMERICAN BONANZA
NORTHWAY	CL	4370964	AMERICAN BONANZA
NORTHWAY	CL	4370965	AMERICAN BONANZA
NORTHWAY	CL	4370971	AMERICAN BONANZA

PROPERTY	TYPE	CLAIM	RECORD NAME

NORTHWAY	CL	4370972	AMERICAN BONANZA
NORTHWAY	CL	4370973	AMERICAN BONANZA
NORTHWAY	CL	4370974	AMERICAN BONANZA
NORTHWAY	CL	4370975	AMERICAN BONANZA
NORTHWAY	CL	4371541	AMERICAN BONANZA
NORTHWAY	CL	4371542	AMERICAN BONANZA
NORTHWAY	CL	4371543	AMERICAN BONANZA
NORTHWAY	CL	4371544	AMERICAN BONANZA
NORTHWAY	CL	4371545	AMERICAN BONANZA
NORTHWAY	CL	4371551	AMERICAN BONANZA
NORTHWAY	CL	4371552	AMERICAN BONANZA
NORTHWAY	CL	4371553	AMERICAN BONANZA
NORTHWAY	CL	4371554	AMERICAN BONANZA
NORTHWAY	CL	4371555	AMERICAN BONANZA
NORTHWAY	CL	4371561	AMERICAN BONANZA
NORTHWAY	CL	4371562	AMERICAN BONANZA
NORTHWAY	CL	4371563	AMERICAN BONANZA
NORTHWAY	CL	4371564	AMERICAN BONANZA
NORTHWAY	CL	4371565	AMERICAN BONANZA
NORTHWAY	CL	4371571	AMERICAN BONANZA
NORTHWAY	CL	4371572	AMERICAN BONANZA
NORTHWAY	CL	4371573	AMERICAN BONANZA
NORTHWAY	CL	4371574	AMERICAN BONANZA
NORTHWAY	CL	4371575	AMERICAN BONANZA
NORTHWAY	CL	4371581	AMERICAN BONANZA
NORTHWAY	CL	4371582	AMERICAN BONANZA
NORTHWAY	CL	4371583	AMERICAN BONANZA
NORTHWAY	CL	4371584	AMERICAN BONANZA
NORTHWAY	CL	4371585	AMERICAN BONANZA
NORTHWAY	CL	4371591	AMERICAN BONANZA
NORTHWAY	CL	4371592	AMERICAN BONANZA
NORTHWAY	CL	4371593	AMERICAN BONANZA
NORTHWAY	CL	4371594	AMERICAN BONANZA
NORTHWAY	CL	4371595	AMERICAN BONANZA
NORTHWAY	CL	4371601	AMERICAN BONANZA
NORTHWAY	CL	4371602	AMERICAN BONANZA
NORTHWAY	CL	4371603	AMERICAN BONANZA
NORTHWAY	CL	4371604	AMERICAN BONANZA
NORTHWAY	CL	4371605	AMERICAN BONANZA
NORTHWAY	CL	4371611	AMERICAN BONANZA
NORTHWAY	CL	4371612	AMERICAN BONANZA
NORTHWAY	CL	4371621	AMERICAN BONANZA
NORTHWAY	CL	4371622	AMERICAN BONANZA
NORTHWAY	CL	4371623	AMERICAN BONANZA
NORTHWAY	CL	4371624	AMERICAN BONANZA
NORTHWAY	CL	4371625	AMERICAN BONANZA
NORTHWAY	CL	4371632	AMERICAN BONANZA
NORTHWAY	CL	4371633	AMERICAN BONANZA
NORTHWAY	CL	4371634	AMERICAN BONANZA
NORTHWAY	CL	4371635	AMERICAN BONANZA
NORTHWAY	CL	4371641	AMERICAN BONANZA
NORTHWAY	CL	4371642	AMERICAN BONANZA
NORTHWAY	CL	4371643	AMERICAN BONANZA

PROPERTY	TYPE	CLAIM	RECORD NAME

NORTHWAY	CL	4371644	AMERICAN BONANZA
NORTHWAY	CL	4371645	AMERICAN BONANZA
NORTHWAY	CL	4371651	AMERICAN BONANZA
NORTHWAY	CL	4371652	AMERICAN BONANZA
NORTHWAY	CL	4371653	AMERICAN BONANZA
NORTHWAY	CL	4371654	AMERICAN BONANZA
NORTHWAY	CL	4371655	AMERICAN BONANZA
NORTHWAY	CL	4442741	AMERICAN BONANZA
NORTHWAY	CL	4442742	AMERICAN BONANZA
NORTHWAY	CL	4442743	AMERICAN BONANZA
NORTHWAY	CL	4442744	AMERICAN BONANZA
NORTHWAY	CL	4442745	AMERICAN BONANZA

TOTAL:		113

SCHEDULE "M"

NOYON CLAIMS

PROPERTY	TYPE	CLAIM	RECORD NAME

NOYON	CL	5009246	AMERICAN BONANZA
NOYON	CL	5009247	AMERICAN BONANZA
NOYON	CL	5009248	AMERICAN BONANZA
NOYON	CL	5009249	AMERICAN BONANZA
NOYON	CL	5009811	AMERICAN BONANZA
NOYON	CL	5009812	AMERICAN BONANZA
NOYON	CL	5009813	AMERICAN BONANZA
NOYON	CL	5009814	AMERICAN BONANZA
NOYON	CL	5009815	AMERICAN BONANZA
NOYON	CL	5009816	AMERICAN BONANZA
NOYON	CL	5009820	AMERICAN BONANZA
NOYON	CL	5009821	AMERICAN BONANZA
NOYON	CL	5009822	AMERICAN BONANZA
NOYON	CL	5009823	AMERICAN BONANZA
NOYON	CL	5009824	AMERICAN BONANZA
NOYON	CL	5009825	AMERICAN BONANZA
NOYON	CL	5111078	AMERICAN BONANZA
NOYON	CL	5111112	AMERICAN BONANZA
NOYON	CL	5111157	AMERICAN BONANZA
NOYON	CL	5111158	AMERICAN BONANZA
NOYON	CL	5111159	AMERICAN BONANZA
NOYON	CL	5111160	AMERICAN BONANZA
NOYON	CL	5111161	AMERICAN BONANZA
NOYON	CL	5111162	AMERICAN BONANZA
NOYON	CL	5111163	AMERICAN BONANZA
NOYON	CL	5111164	AMERICAN BONANZA
NOYON	CL	5111165	AMERICAN BONANZA
NOYON	CL	5111166	AMERICAN BONANZA
NOYON	CL	5111167	AMERICAN BONANZA
NOYON	CL	5111168	AMERICAN BONANZA
NOYON	CL	5111169	AMERICAN BONANZA
NOYON	CL	5111170	AMERICAN BONANZA
NOYON	CL	5111171	AMERICAN BONANZA
NOYON	CL	5111172	AMERICAN BONANZA
NOYON	CL	5111173	AMERICAN BONANZA
NOYON	CL	5111174	AMERICAN BONANZA
NOYON	CL	5111175	AMERICAN BONANZA
NOYON	CL	5111176	AMERICAN BONANZA
NOYON	CL	5111177	AMERICAN BONANZA
NOYON	CL	5111178	AMERICAN BONANZA
NOYON	CL	5111179	AMERICAN BONANZA
NOYON	CL	5111180	AMERICAN BONANZA
NOYON	CL	5111181	AMERICAN BONANZA
NOYON	CL	5111182	AMERICAN BONANZA
NOYON	CL	5111183	AMERICAN BONANZA
NOYON	CL	5111184	AMERICAN BONANZA
NOYON	CL	5111185	AMERICAN BONANZA
NOYON	CL	5111186	AMERICAN BONANZA

PROPERTY	TYPE	CLAIM	RECORD NAME

NOYON	CL	5111187	AMERICAN BONANZA
NOYON	CL	5111188	AMERICAN BONANZA
NOYON	CL	5111189	AMERICAN BONANZA
NOYON	CL	5111190	AMERICAN BONANZA
NOYON	CL	5111191	AMERICAN BONANZA
NOYON	CL	5111192	AMERICAN BONANZA
NOYON	CL	5111193	AMERICAN BONANZA
NOYON	CL	5111194	AMERICAN BONANZA
NOYON	CL	5111195	AMERICAN BONANZA
NOYON	CL	5111196	AMERICAN BONANZA
NOYON	CL	5111197	AMERICAN BONANZA
NOYON	CL	5111198	AMERICAN BONANZA
NOYON	CL	5111199	AMERICAN BONANZA
NOYON	CL	5111200	AMERICAN BONANZA
NOYON	CL	5111201	AMERICAN BONANZA
NOYON	CL	5111202	AMERICAN BONANZA
NOYON	CL	5111203	AMERICAN BONANZA
NOYON	CL	5111204	AMERICAN BONANZA
NOYON	CL	5111205	AMERICAN BONANZA
NOYON	CL	5111206	AMERICAN BONANZA
NOYON	CL	5111207	AMERICAN BONANZA
NOYON	CL	5111208	AMERICAN BONANZA
NOYON	CL	5111209	AMERICAN BONANZA
NOYON	CL	5111210	AMERICAN BONANZA
NOYON	CL	5111211	AMERICAN BONANZA
NOYON	CL	5111212	AMERICAN BONANZA
NOYON	CL	5111213	AMERICAN BONANZA
NOYON	CL	5111214	AMERICAN BONANZA
NOYON	CL	5111215	AMERICAN BONANZA
NOYON	CL	5111216	AMERICAN BONANZA
NOYON	CL	5111217	AMERICAN BONANZA
NOYON	CL	5111218	AMERICAN BONANZA
NOYON	CL	5111219	AMERICAN BONANZA
NOYON	CL	5111220	AMERICAN BONANZA
NOYON	CL	5111221	AMERICAN BONANZA
NOYON	CL	5111222	AMERICAN BONANZA
NOYON	CL	5111223	AMERICAN BONANZA
NOYON	CL	5111224	AMERICAN BONANZA
NOYON	CL	5111225	AMERICAN BONANZA
NOYON	CL	5111226	AMERICAN BONANZA
NOYON	CL	5111227	AMERICAN BONANZA
NOYON	CL	5111228	AMERICAN BONANZA
NOYON	CL	5111229	AMERICAN BONANZA
NOYON	CL	5111230	AMERICAN BONANZA
NOYON	CL	5111231	AMERICAN BONANZA
NOYON	CL	5111232	AMERICAN BONANZA
NOYON	CL	5111233	AMERICAN BONANZA
NOYON	CL	5111234	AMERICAN BONANZA
NOYON	CL	5111235	AMERICAN BONANZA
NOYON	CL	5111236	AMERICAN BONANZA
NOYON	CL	5111237	AMERICAN BONANZA
NOYON	CL	5111238	AMERICAN BONANZA
NOYON	CL	5111243	AMERICAN BONANZA

PROPERTY	TYPE	CLAIM	RECORD NAME

NOYON	CL	5111244	AMERICAN BONANZA
NOYON	CL	5111245	AMERICAN BONANZA
NOYON	CL	5111246	AMERICAN BONANZA
NOYON	CL	5111247	AMERICAN BONANZA
NOYON	CL	5111248	AMERICAN BONANZA
NOYON	CL	5111648	AMERICAN BONANZA
NOYON	CL	5111649	AMERICAN BONANZA
NOYON	CL	5111650	AMERICAN BONANZA
NOYON	CL	5111651	AMERICAN BONANZA
NOYON	CL	5111652	AMERICAN BONANZA
NOYON	CL	5111653	AMERICAN BONANZA
NOYON	CL	5111654	AMERICAN BONANZA
NOYON	CL	5111655	AMERICAN BONANZA

TOTAL:		114

SCHEDULE "N"

ONTARIO PROPERTY

PROPERTY	TYPE	CLAIM	RECORD NAME

SCHREIBER	TB	4211126	AMERICAN BONANZA
SCHREIBER	TB	4211127	AMERICAN BONANZA
SCHREIBER	PAT	BJ122-3	AMERICAN BONANZA
SCHREIBER	PAT	LOC 1&2	AMERICAN BONANZA
SCHREIBER	PAT	TB3719	AMERICAN BONANZA

TOTAL:		7

SCHEDULE "O"

CYPRUS WAIVER

September 1, 2010

Cyprus Canada Inc.
c/o Freeport-McMorran Copper & Gold Inc.
One North Central Avenue
Phoenix, Arizona 85004-4414

Dear Sirs:

This letter shall constitute notice pursuant to Section 7.4 of Exploration Agreement (as amended by an amendment dated May 1, 2000) of a bona fide third party offer from Balmoral Resources Inc. ("**Balmoral**") to purchase all of American Bonanza Gold Corp.'s ("**American Bonanza**") right, title and interest in the Properties (as defined in the Exploration Agreement). Under the terms of agreement, Balmoral will:

(a) Pay American Bonanza $3,700,000; and

(b) Issue to American Bonanza 4,500,000 common shares of Balmoral.

Balmoral is a reporting issuer in Canada which is listed on the NEX Board of the TSX Venture Exchange. A copy of the offer letter accompanies this letter.

Bonanza is requesting that Cyprus waive its rights of first refusal under of Section 7.4 of the Exploration Agreement as they would otherwise apply to the Balmoral offer described above, and consent to the assignment of the Properties to Balmoral or its affiliate nominee(s), subject to the provisions of the Exploration Agreement, provided that Balmoral assumes Bonanza's obligations under the Exploration Agreement. To provide this waiver, please sign in the space provided below and return a copy of this letter.

If you have any further questions or concerns, please feel free to contact our solicitor, Cory Kent, at 604-691-7446.

SCHEDULE "P"

EXISTING ROYALTIES AND RIGHTS

Fenelon Property

Certain mineral claims included in the Fenelon Property are subject to royalty interests including the following

1.

All royalties payable pursuant to the obligations undertaken under an agreement between Cyprus Canada Inc. and International Taurus Resources Inc. dated July 17th 1998 and amended May 1st, 2000 (the “Cyprus Agreement”), including a net smelter return royalty payable (the “Cyprus Royalty”) to Cyprus Canada Inc. equal to a minimum of 2% of net smelter returns, which is reduced y 1/3rd of 1% for each 1% net smelter return royalty exigible from mining claims described in the Agreement, to a minimum of 1%;

2.

A royalty payable to Stonegate Management Limited equal to 2% of net profits, pursuant to an agreement among Stonegate Management Limited, International Taurus Resources Inc., and American Bonanza Gold Corp. dated April 1, 2005;

Northway-Noyon

Certain mineral claims included in the Northway-Noyon Property are subject to royalty interests including the following:

1.	All royalties payable pursuant to the Cyprus Agreement, including the Cyprus Royalty.

La Martiniere

Certain mineral claims included in the La Martiniere Property are subject to royalty interests including the following:

1.	All royalties payable pursuant to the Cyprus Agreement, including the Cyprus Royalty.

Northshore

The mineral claims included in the Northshore Property are subject to royalty interest including the following:

1.

A royalty on net smelter returns ranging from 2% to a maximum of 5%, increasing with gold production in excess of $1.0 million ounces, is payable to Autotrac Limited pursuant to an agreement between Autotrac Limited and International Taurus Resources Inc. dated October 15, 1999.

SCHEDULE "Q"

MINING RIGHTS TRANSFER APPLICATION FOR REGISTRATION PURPOSES IN THE PUBLIC REGISTER OF REAL AND IMMOVEABLE MINING RIGHTS OF THE MINISTÈRE DES RESSOURCES NATURELLES ET DE LA FAUNE (QUÉBEC)

SCHEDULE “R”

VOLUNTARY POOLING AGREEMENT

THIS AGREEMENT, dated for reference November ______, 2010, is made (the “Effective Date”):

BETWEEN:

AMERICAN BONANZA GOLD CORP., a corporation incorporated and existing under the laws of British Columbia and having its head office at 305 – 675 West Hastings Street, Vancouver, British Columbia V6B 1N2

(the “Shareholder”);

AND:

BALMORAL RESOURCES LTD., a corporation incorporated and existing under the laws of British Columbia and having its head office at 1920-1188 West Georgia Street, Vancouver, B.C. V6E 4N2

(the “Company”)

WHEREAS:

A.

Pursuant to a purchase agreement dated for reference November 3, 2010 between the Shareholder and the Company (the “Purchase Agreement”) the Company issued to the Shareholder an aggregate of 4,500,000 common shares (the “Shares”).

B.	The Company and the Shareholder have agreed to restrict the Shares from being disposed of by the Shareholder on the terms and conditions of this Agreement.

THEREFORE, the parties agree:

1.	RIGHT OF FIRST OFFER

1.1

If the Shareholder determines to sell blocks of Shares greater than 5% of its initial shareholding in the Company, the Shareholder hereby grants to the Company a right of first offer to acquire or find another purchaser to acquire that number of Shares that the Shareholder wishes to sell (a “Potential Sale”). The Shareholder must provide notice (the “Notice”) of the terms of any Potential Sale to the Company. The Company will have two days from receipt of the Notice to provide written notice of its acceptance of the terms of the Notice. Should the terms of the Notice be accepted, the Company will have 5 days from the date of the Notice to pay for the Shares in question. If the Company does not provide written notice of acceptance within two days, the Shareholder may, subject to the terms and conditions of Section 2 of this Agreement, sell the Shares in question to a third-party within 30 days, provided this is done on terms no more favourable to the third party than those in the Notice. Notice herein can be delivered in person, facsimile or via email.

1.2	Nothing in Section 1.1 will prevent the Shareholder from selling Shares in accordance with Section 2.2.

2.	POOLING ARRANGEMENT

2.1

The Shareholder agrees that, commencing on the Effective Date and expiring on the earlier of the date the Shareholder holds less than 1% of the outstanding shares of the Company or the date which is 24 months after the Effective Date, it will not transfer, assign, option, sell, dispose of any interest in the Shares (collectively, “Transfer”) other than pursuant to this Agreement or with the written consent of the Company.

2.2	During the period in which the Shares are subject to this Agreement the Shareholder will not Transfer more Shares in any:

(a)

calendar month than is equal to 10% of the trading volume of the common shares of the Company on a regulated stock exchange (including but not limited to the TSX Venture Exchange) for the preceding calendar month; and

(b)

calendar week than is equal to 5% of the trading volume of the common shares of the Company on a regulated stock exchange (including but not limited to the TSX Venture Exchange) over the preceding calendar week.

2.3	Upon a Transfer made in accordance with either Section 1.1 or Section 2.2 of this Agreement, the Shares will cease to be governed or affected by this Agreement.

2.4

In addition to being permitted to complete a Transfer under Section 1.1 or Section 2.2, the Shareholder may Transfer any or all of the Shares to any person, provided that such person agrees to be bound by the terms and conditions of this Agreement.

3.	EXERCISE OF RIGHTS ATTACHED TO THE SHARES

3.1

The Shareholder may exercise all voting rights attached to the Shares held by the Shareholder provided that the Shareholder agrees to vote the Shares then held pursuant to this Agreement according to the recommendations of management of the Company at any annual or special meetings of the shareholders of the Company held after the Effective Date and before the earlier of (i) the date which is 36 months after the Effective Date; and (ii) the date upon which persons who are on the board of directors of the Company on the Effective Date cease to represent a majority of the board of directors of the Company.

4.	GENERAL

4.1	Benefit of the Agreement. This Agreement will enure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties.

4.2

Assignment. Except where an assignment is made pursuant to Section 2.4, neither this Agreement nor any of the rights or obligations hereunder may be assigned by any Party without the prior written consent of the other Party.

4.3

Amendments. No modification of or amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by all of the Parties and no waiver of any breach of any term or provision of this Agreement will be effective or binding unless made in writing and signed by the Party purporting to give the same and, unless otherwise provided, will be limited to the specific breach waived.

4.4

Waiver. No failure on the part of any Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

4.5

Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the Parties with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory between the parties in respect of the subject matter hereof other than as expressly set forth in this Agreement.

4.6

Severability. If any term, part or provision of this Agreement is declared unenforceable, illegal or in conflict with any laws to which this Agreement is subject, such term, part or provision shall be considered severed from this Agreement, the remaining portions thereof shall not be affected and this Agreement shall be construed and enforced as if it did not contain that term, part or provision.

4.7

Further Assurances. Each Party will from time to time execute and deliver all such further documents and instruments and do all such acts and things as the other Party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

4.8

Governing Law. This Agreement is subject to and governed by the laws of British Columbia and the parties irrevocably attorn to the non-exclusive jurisdiction of the courts of British Columbia for the resolution of all disputes arising under or in connection with this Agreement.

4.9

Counterparts. This Agreement may be executed in counterparts and by facsimile or other electronic means and, following execution and delivery of such a counterpart by each party, each of such counterpart will constitute an original executed copy hereof copy hereof and all such counterparts, taken together, will constitute one and the same document.

IN WITNESS WHEREOF the Parties have executed this Agreement as of the Execution Date.

AMERICAN BONANZA GOLD CORP.		BALMORAL RESOURCES LTD.

Per:		Per:
	Duly Authorized Officer		Duly Authorized Officer